September 22, 2003

Securities and Exchange Commission
450 Fifth Street, N.W.
Judiciary Plaza
Washington, D.C. 20549

Re:     Form 8-K Deutsche Recreational Asset Funding Corporation
        Registration No. 333-56303

On behalf of Deutsche Recreational Asset Funding Corporation, a Nevada corporation ("Registrant"), I am transmitting herewith for filing, pursuant to the requirements of the Securities and Exchange Commission's Electronic Data Gathering, Analysis and Retrieval System, Form 8-K.

Please send either confirmation or suspense notification to e:mail address Mary.Nguyen@etrade.com at your earliest convenience.

Sincerely,

/s/ Richard C. Goldman

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

September 15, 2003
(Date of earliest event reported)

DEUTSCHE RECREATIONAL ASSET FUNDING CORPORATION
(Exact name of registrant as specified in its charter)

Nevada                            333-56303      91-1904587
(State or other jurisdiction     (Commission    (IRS Employer
of incorporation)                 File Number)   identification No.)

655 Maryville Centre Drive
St. Louis, Missouri                                63141
(Address of principal executive offices)         (Zip Code)

Registrant's telephone number, including area code:  (314) 523-3000

Item 5.     Other Events.
Copies of the monthly payment date statements to noteholders, as required by the Transfer and Servicing Agreement are being filed as Exhibits 1, 2, 3 & 4 of this current report on Form 8-K.

Item 7.(c). Exhibits.
Exhibit
Number      Document Description

EX-1 Distribution Financial Services RV Trust 1999-1 September 15, 2003 Payment Date Statement to Noteholders Per Section 5.08 of the Transfer and Servicing Agreement
EX-2 Distribution Financial Services Marine Trust 1999-2 September 15, 2003 Payment Date Statement to Noteholders Per Section 5.08 of the Transfer and Servicing Agreement
EX-3 Distribution Financial Services RV Trust 1999-3 September 15, 2003 Payment Date Statement to Noteholders Per Section 5.08 of the Transfer and Servicing Agreement
EX-4 Distribution Financial Services RV/Marine Trust 2001-1 September 15, 2003 Payment Date Statement to Noteholders Per Section 5.08 of the Transfer and Servicing Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DEUTSCHE RECREATIONAL ASSET FUNDING CORPORATION
(Registrant)

Date:          September 22, 2003



By: 		  /s/ Richard C. Goldman
Name:          Richard C. Goldman
Title:         Vice President



EX-1

DISTRIBUTION FINANCIAL SERVICES CORPORATION - - RV TRUST 1999-1
Accounting Date:               10-Sep-03
Determination Date:            12-Sep-03
Monthly Payment Date:          15-Sep-03
Collection Period Ending:      31-Aug-03

I.  COLLECTION ACCOUNT SUMMARY

    Principal and Interest Payments Received (including Prepayments)                                               10,460,649.07
    Net Liquidation Proceeds (including Rebates/Insurance Amounts)                                                    473,441.83
    Current Monthly Interest Shortfall/Excess                                                                         126,319.49
    Recoup of Collection Expenses                                                                                     -16,956.53
    Amount of Withdrawal, if any, from Reserve Account                                                                      0.00
    Purchase Amounts for Repurchased Receivables                                                                            0.00

                                                                                                                   11,043,453.86

II. SIMPLE INTEREST EXCESS OR SHORTFALLS

    Amount of Interest Payments Due During the Collection Period for Receivables                                    1,930,478.71
    Amount of Interest Payments Received During the Collection Period                                               1,804,159.22
    for Receivables
    Amount of Current Month Simple Interest Excess/Shortfall                                                          126,319.49

III.CALCULATION OF RESERVE ACCOUNT DEPOSIT/WITHDRAWALS

    Specified Reserve Account Balance(2% of the preceding Collection Period Pool Balance, not less than             7,500,025.52
    .75% of the Initial Pool Balance and not more than the outstanding principal balance of the Notes)
    Beginning Reserve Account Balance                                                                               7,481,912.68
    Deposits to Reserve Account(only if Reserve Account is less than Specified Reserve Account Balance)                12,747.32
    Reserve Account Withdrawls(to the extent that there are Interest or Principal payment shortfalls)                       0.00
    Reserve Account Investment Earnings                                                                                 5,365.52
    Withdrawals from Reserve Account due to Servicer (to the extent that the Specified Reserve Account                      0.00
    Balance and over-collateralization amounts has been met)
    Amount in Reserve Account as of Determination Date(excluding amount to be paid on next Payment Date)            7,481,912.68
    Total Ending Reserve Balance                                                                                    7,500,025.52
IV. COLLECTIONS ON RECEIVABLES

a)
    Interest Payments Received                                                                                      1,804,159.22
    Scheduled Principal Payments Received                                                                           1,796,773.20
    Principal Prepayments Received                                                                                  6,859,716.65
    Total Interest and Principal Payments Received                                                                 10,460,649.07

b)
    Gross Recovery Proceeds of Liquidated Receivables (including Rebates/Insurance)                                   489,225.97
    minus  Reasonable Expenses                                                                                         15,784.14
    Net Liquidation Proceeds                                                                                          473,441.83
    Amount Allocable to Interest                                                                                            0.00
    Amount Allocable to Principal                                                                                     473,441.83

c)
    Amount Allocable to Interest                                                                                            0.00
    Amount Allocable to Principal                                                                                           0.00

                                                                                                                   10,934,090.90
V.  CALCULATION OF SERVICING AND TRUSTEE FEES

                                                                                                                  257,197,324.72
    multiplied by Servicer Fee Rate                                                                                        0.50%
    divided by Months per Year                                                                                                12
                                                                                                                      107,165.55

                                                                                                                        1,041.67


VI. POOL BALANCE AND PORTFOLIO PERFORMANCE

a)
    Initial Pool Balance                                                                                        1,000,003,402.96
    Pool Balance as of Preceding Accounting Date                                                                  257,197,324.72
    Pool Balance as of the Current Accounting Date                                                                248,035,895.53
    Age of Pool in Months                                                                                                     54

a.2)
    Aggregate Note Balance as of Preceding Accounting Date                                                        254,625,351.47
    Aggregate Note Balance as of Current Accounting Date                                                          245,555,536.57

b)
           Current Month        Number of Loans      Principal Balance     Percentage
    30-59 Days Delinquent             60                1,462,791.35         0.590%
    60-89 Days Delinquent             17                 622,500.26          0.251%
    90-119 Days Delinquent            17                 626,926.88          0.253%
    120+ Days Delinquent               0                    0.00             0.000%
    Current Period Defaults           12                 504,939.34          0.204%
    Cumulative Defaults              1050              41,178,696.71        16.602%
    Cumulative Recoveries                              17,838,656.45         7.192%


    Current Month Realized Losses                                                                                     504,939.34
    Current Month Realized Losses as Percentage of Initial Pool Balance (Annualized)                                      0.050%
    Preceding Realized Losses                                                                                         909,388.40
    Preceding Month Realized Losses as Percentage of Initial Pool Balance (Annualized)                                    0.091%
    Second Preceding Realized Losses                                                                                  600,728.11
    Second Preceding Month Realized Losses as Percentage of Initial Pool Balance (Annualized)                             0.060%
    Cumulative Realized Losses                                                                                     23,340,040.26
    Cumulative Realized Losses as Percentage of Initial Pool Balance                                                      2.334%

VII.DISTRIBUTIONS OF THE TOTAL DISTRIBUTABLE AMOUNT

                                                                                                                      0.24803505
                                                                                                                      0.24555554

a)                                                                                                                    218,957.29
                                                                                                                            0.00

b)
    Class A-1                                                                                                               0.00
    Class A-2                                                                                                               0.00
    Class A-3                                                                                                               0.00
    Class A-4                                                                                                               0.00
    Class A-5                                                                                                         722,665.27
    Class A-6                                                                                                         322,902.77
    Class B                                                                                                           132,500.00
    Class C                                                                                                           120,500.00

                                                                                            Noteholders'
                                                                           Beginning      Monthly Principal         Ending
                                                                            Balance      Distributable Amount      Balance
    Class A-1                                                                       0.00                  0.00              0.00
    Class A-2                                                                       0.00                  0.00              0.00
    Class A-3                                                                       0.00                  0.00              0.00
    Class A-4                                                                       0.00                  0.00              0.00
    Class A-5                                                             145,259,351.47          9,069,814.90    136,189,536.57
    Class A-6                                                              64,366,000.00                  0.00     64,366,000.00
    Class B                                                                25,000,000.00                  0.00     25,000,000.00
    Class C                                                                20,000,000.00                  0.00     20,000,000.00


c)                                                                                                                     91,614.29
                                                                                                                      351,752.02


VIIIPOOL STATISTICS

                                                                                                                           8.84%
                                                                                                                             120


TOTAL DISTRIBUTION AMOUNT (Serv Fee+Note Int+Note Prin+Recaptured Principal+Reserve Deposit)                       10,600,087.55
Plus:     Trustee Fee                                                                                                   1,041.67

TOTAL WIRE TO CHASE                                                                                                10,601,129.22

Amount Due To Servicer (Excess Spread and Recoup of O/C)                                                              443,366.31



EX-2
DISTRIBUTION FINANCIAL SERVICES CORPORATION - - MARINE TRUST 1999-2
Accounting Date:               10-Sep-03
Determination Date:            12-Sep-03
Monthly Payment Date:          15-Sep-03
Collection Period Ending:             08/31/2003

I.  COLLECTION ACCOUNT SUMMARY

    Principal and Interest Payments Received (including Prepayments)                                                7,116,436.01
    Net Liquidation Proceeds (including Rebates/Insurance Amounts)                                                    -43,482.65
    Current Monthly Interest Shortfall/Excess                                                                          76,237.25
    Recoup of Collection Expenses                                                                                     -34,817.55
    Amount of Withdrawal, if any, from Reserve Account                                                                      0.00
    Purchase Amounts for Repurchased Receivables                                                                            0.00

                                                                                                                    7,114,373.06

II. SIMPLE INTEREST EXCESS OR SHORTFALLS

    Amount of Interest Payments Due During the Collection Period for Receivables                                    1,010,547.20
    Amount of Interest Payments Received During the Collection Period                                                 934,309.95
    for Receivables
    Amount of Current Month Simple Interest Excess/Shortfall                                                           76,237.25

III.CALCULATION OF RESERVE ACCOUNT DEPOSIT/WITHDRAWALS

    Specified Reserve Account Balance (4% of the preceding Collection Period Pool Balance, not less than 2%        11,000,002.18
    of the Initial Pool Balance and not more than the outstanding principal balance of the Notes)
    Beginning Reserve Account Balance                                                                              11,036,807.21
    Deposits to Reserve Account(only if Reserve Account is less than Specified Reserve Account Balance)                     0.00
    Reserve Account Withdrawls(to the extent that there are Interest or Principal payment shortfalls)                       0.00
    Reserve Account Investment Earnings                                                                                 7,904.01
    Withdrawals from Reserve Account due to Servicer (to the extent that the Specified Reserve Account                -44,709.04
    Balance and over-collateralization amounts has been met)
    Amount in Reserve Account as of Determination Date (excluding amount to be paid on next Payment Date)          11,036,807.21
    Total Ending Reserve Balance                                                                                   11,000,002.18

IV. COLLECTIONS ON RECEIVABLES

a)
    Interest Payments Received                                                                                        934,309.95
    Scheduled Principal Payments Received                                                                             909,692.17
    Principal Prepayments Received                                                                                  5,272,433.89
    Total Interest and Principal Payments Received                                                                  7,116,436.01

b)
    Gross Recovery Proceeds of Liquidated Receivables (including Rebates/Insurance)                                   -23,001.12
    minus  Reasonable Expenses                                                                                         20,481.53
    Net Liquidation Proceeds                                                                                          -43,482.65
    Amount Allocable to Interest                                                                                            0.00
    Amount Allocable to Principal                                                                                     -43,482.65

c)
    Amount Allocable to Interest                                                                                            0.00
    Amount Allocable to Principal                                                                                           0.00

                                                                                                                    7,072,953.36
V.  CALCULATION OF SERVICING AND TRUSTEE FEES

                                                                                                                  142,241,668.35
    multiplied by Servicer Fee Rate                                                                                        0.50%
    divided by Months per Year                                                                                                12
                                                                                                                       59,267.36

                                                                                                                        1,041.67


VI. POOL BALANCE AND PORTFOLIO PERFORMANCE

a)
    Initial Pool Balance                                                                                          550,000,109.03
    Pool Balance as of Preceding Accounting Date                                                                  142,241,668.35
    Pool Balance as of the Current Accounting Date                                                                135,933,534.64
    Age of Pool in Months                                                                                                     52

a.2)
    Aggregate Note Balance as of Preceding Accounting Date                                                        139,396,834.98
    Aggregate Note Balance as of Current Accounting Date                                                          133,214,863.95

b)
           Current Month        Number of Loans      Principal Balance     Percentage
    30-59 Days Delinquent             30                 868,597.54          0.639%
    60-89 Days Delinquent              7                 134,791.30          0.099%
    90-119 Days Delinquent             4                 88,560.80           0.065%
    120+ Days Delinquent               0                    0.00             0.000%
    Current Period Defaults            5                 126,007.65          0.093%
    Cumulative Defaults               360              17,541,183.07        12.904%
    Cumulative Recoveries                               8,527,313.44         1.550%


    Current Month Realized Losses                                                                                     104,985.55
    Current Month Realized Losses as Percentage of Initial Pool Balance (Annualized)                                      0.019%
    Preceding Realized Losses                                                                                         323,016.41
    Preceding Month Realized Losses as Percentage of Initial Pool Balance (Annualized)                                    0.059%
    Second Preceding Realized Losses                                                                                  518,042.80
    Second Preceding Month Realized Losses as Percentage of Initial Pool Balance (Annualized)                             0.094%
    Cumulative Realized Losses                                                                                      9,013,869.63
    Cumulative Realized Losses as Percentage of Initial Pool Balance                                                      1.639%

VII.DISTRIBUTIONS OF THE TOTAL DISTRIBUTABLE AMOUNT

                                                                                                                      0.24715183
                                                                                                                      0.24220884

a)                                                                                                                     59,267.36
                                                                                                                            0.00

b)
    Class A-1                                                                                                               0.00
    Class A-2                                                                                                               0.00
    Class A-3                                                                                                               0.00
    Class A-4                                                                                                         164,148.31
    Class A-5                                                                                                         299,946.45
    Class B                                                                                                           190,575.00
    Class C                                                                                                           139,516.67

                                                                                            Noteholders'
                                                                           Beginning      Monthly Principal         Ending
                                                                            Balance      Distributable Amount      Balance
    Class A-1                                                                       0.00                  0.00              0.00
    Class A-2                                                                       0.00                  0.00              0.00
    Class A-3                                                                       0.00                  0.00              0.00
    Class A-4                                                              30,397,834.98          6,181,971.03     24,215,863.95
    Class A-5                                                              53,999,000.00                  0.00     53,999,000.00
    Class B                                                                33,000,000.00                  0.00     33,000,000.00
    Class C                                                                22,000,000.00                  0.00     22,000,000.00


c)                                                                                                                    126,162.68
                                                                                                                      -47,214.44


VIIIPOOL STATISTICS

                                                                                                                           8.35%
                                                                                                                             140


TOTAL DISTRIBUTION AMOUNT (Serv Fee+Note Int+Note Prin+Recaptured Principal+Reserve Deposit)                        7,035,424.82
Plus:     Trustee Fee                                                                                                   1,041.67

TOTAL WIRE TO CHASE                                                                                                 7,036,466.49

Amount Due To Servicer (Excess Spread and Recoup of O/C)                                                               78,948.24



EX-3

DISTRIBUTION FINANCIAL SERVICES CORPORATION - - RV TRUST 1999-3
Accounting Date:               10-Sep-03
Determination Date:            12-Sep-03
Monthly Payment Date:          15-Sep-03
Collection Period Ending:      31-Aug-03

I.  COLLECTION ACCOUNT SUMMARY

    Principal and Interest Payments Received (including Prepayments)                                                4,765,820.67
    Net Liquidation Proceeds (including Rebates/Insurance Amounts)                                                     51,516.48
    Current Monthly Interest Shortfall/Excess                                                                          57,689.19
    Recoup of Collection Expenses                                                                                      -6,844.45
    Amount of Withdrawal, if any, from Reserve Account                                                                      0.00
    Purchase Amounts for Repurchased Receivables                                                                            0.00

                                                                                                                    4,868,181.89

II. SIMPLE INTEREST EXCESS OR SHORTFALLS

    Amount of Interest Payments Due During the Collection Period for Receivables                                      973,623.78
    Amount of Interest Payments Received During the Collection Period                                                 915,934.59
    for Receivables
    Amount of Current Month Simple Interest Excess/Shortfall                                                           57,689.19

III.CALCULATION OF RESERVE ACCOUNT DEPOSIT/WITHDRAWALS

    Specified Reserve Account Balance(2% of the preceding Collection Period Pool Balance, not less than             2,808,982.68
    .75% of the Initial Pool Balance and not more than the outstanding principal balance of the Notes)
    Beginning Reserve Account Balance                                                                               2,791,430.59
    Deposits to Reserve Account(only if Reserve Account is less than Specified Reserve Account Balance)                15,559.33
    Reserve Account Withdrawls(to the extent that there are Interest or Principal payment shortfalls)                       0.00
    Reserve Account Investment Earnings                                                                                 1,992.76
    Withdrawals from Reserve Account due to Servicer (to the extent that the Specified Reserve Account                      0.00
    Balance and over-collateralization amounts has been met)
    Amount in Reserve Account as of Determination Date (excluding amount to be paid on next Payment Date)           2,791,430.59
    Total Ending Reserve Balance                                                                                    2,808,982.68

IV. COLLECTIONS ON RECEIVABLES

a)
    Interest Payments Received                                                                                        915,934.59
    Scheduled Principal Payments Received                                                                             856,473.02
    Principal Prepayments Received                                                                                  2,993,413.06
    Total Interest and Principal Payments Received                                                                  4,765,820.67

b)
    Gross Recovery Proceeds of Liquidated Receivables (including Rebates/Insurance)                                    54,728.66
    minus  Reasonable Expenses                                                                                          3,212.18
    Net Liquidation Proceeds                                                                                           51,516.48
    Amount Allocable to Interest                                                                                            0.00
    Amount Allocable to Principal                                                                                      51,516.48

c)
    Amount Allocable to Interest                                                                                            0.00
    Amount Allocable to Principal                                                                                           0.00

                                                                                                                    4,817,337.15
V.  CALCULATION OF SERVICING AND TRUSTEE FEES

                                                                                                                  128,198,384.20
    multiplied by Servicer Fee Rate                                                                                        0.50%
    divided by Months per Year                                                                                                12
                                                                                                                       53,415.99

                                                                                                                          708.33


VI. POOL BALANCE AND PORTFOLIO PERFORMANCE

a)
    Initial Pool Balance                                                                                          374,531,023.45
    Pool Balance as of Preceding Accounting Date                                                                  128,198,384.20
    Pool Balance as of the Current Accounting Date                                                                124,195,707.96
    Age of Pool in Months                                                                                                     50

a.2)
    Aggregate Note Balance as of Preceding Accounting Date                                                        126,916,400.36
    Aggregate Note Balance as of Current Accounting Date                                                          122,953,750.88

b)
           Current Month        Number of Loans      Principal Balance     Percentage
    30-59 Days Delinquent             34                 800,745.17          0.645%
    60-89 Days Delinquent              6                 303,172.47          0.244%
    90-119 Days Delinquent             7                 161,364.23          0.130%
    120+ Days Delinquent               0                    0.00             0.000%
    Current Period Defaults            7                 152,790.16          0.123%
    Cumulative Defaults               394              14,043,702.57        11.308%
    Cumulative Recoveries                               6,422,053.91         1.715%


    Current Month Realized Losses                                                                                     135,614.34
    Current Month Realized Losses as Percentage of Initial Pool Balance (Annualized)                                      0.036%
    Preceding Realized Losses                                                                                         159,521.22
    Preceding Month Realized Losses as Percentage of Initial Pool Balance (Annualized)                                    0.043%
    Second Preceding Realized Losses                                                                                  405,444.18
    Second Preceding Month Realized Losses as Percentage of Initial Pool Balance (Annualized)                             0.108%
    Cumulative Realized Losses                                                                                      7,621,648.66
    Cumulative Realized Losses as Percentage of Initial Pool Balance                                                      2.035%

VII.DISTRIBUTIONS OF THE TOTAL DISTRIBUTABLE AMOUNT

                                                                                                                      0.33160326
                                                                                                                      0.32828725

a)                                                                                                                     53,415.99
                                                                                                                            0.00

b)
    Class A-1                                                                                                               0.00
    Class A-2                                                                                                               0.00
    Class A-3                                                                                                               0.00
    Class A-4                                                                                                          97,701.80
    Class A-5                                                                                                         211,728.83
    Class A-6                                                                                                         314,456.13
    Class B                                                                                                            55,943.93
    Class C                                                                                                            49,440.60

                                                                                            Noteholders'
                                                                           Beginning      Monthly Principal         Ending
                                                                            Balance      Distributable Amount      Balance
    Class A-1                                                                       0.00                  0.00              0.00
    Class A-2                                                                       0.00                  0.00              0.00
    Class A-3                                                                       0.00                  0.00              0.00
    Class A-4                                                              17,630,400.36          3,962,649.48     13,667,750.88
    Class A-5                                                              37,585,000.00                  0.00     37,585,000.00
    Class A-6                                                              54,847,000.00                  0.00     54,847,000.00
    Class B                                                                 9,363,000.00                  0.00      9,363,000.00
    Class C                                                                 7,491,000.00                  0.00      7,491,000.00


c)                                                                                                                     40,026.76
                                                                                                                       67,259.04


VIIIPOOL STATISTICS

                                                                                                                           8.88%
                                                                                                                             130


TOTAL DISTRIBUTION AMOUNT (Serv Fee+Note Int+Note Prin+Recaptured Principal+Reserve Deposit)                        4,760,896.09
Plus:     Trustee Fee                                                                                                     708.33

TOTAL WIRE TO CHASE                                                                                                 4,761,604.42

Amount Due To Servicer (Excess Spread and Recoup of O/C)                                                              107,285.80



EX-4

DEUTSCHE FINANCIAL SERVICES CORPORATION - - RV/MARINE TRUST 2001-1
Accounting Date:               10-Sep-03
Determination Date:            12-Sep-03
Monthly Payment Date:          15-Sep-03
Collection Period Ending:      31-Aug-03

I.  COLLECTION ACCOUNT SUMMARY

    Principal and Interest Payments Received (including Prepayments)                                                 11,790,647.88
    Net Liquidation Proceeds (including Rebates/Insurance Amounts)                                                      191,540.75
    Current Monthly Interest Shortfall/Excess                                                                           121,800.05
    Recoup of Collection Expenses                                                                                       -17,080.74
    Amount of Withdrawal, if any, from Reserve Account                                                                        0.00
    Purchase Amounts for Repurchased Receivables                                                                              0.00

                                                                                                                     12,086,907.94

II. SIMPLE INTEREST EXCESS OR SHORTFALLS

    Amount of Interest Payments Due During the Collection Period for Receivables                                      2,122,380.84
    Amount of Interest Payments Received During the Collection Period                                                 2,000,580.79
    for Receivables
    Amount of Current Month Simple Interest Excess/Shortfall                                                            121,800.05

III.CALCULATION OF RESERVE ACCOUNT DEPOSIT/WITHDRAWALS

    Reserve Account Required Amount (not more than the outstanding principal balance of the Notes)                    3,971,004.00
    Beginning Reserve Account Balance                                                                                 3,383,578.34
    Deposits to Reserve Account (only if Reserve Account is less than the Reserve Account Required Amount)               11,126.47
    Reserve Account Withdrawls(to the extent that there are Interest or Principal payment shortfalls)                         0.00
    Reserve Account Investment Earnings                                                                                   2,895.74
    Withdrawals from Reserve Account due to Servicer (to the extent that the Required Reserve Account                         0.00
    Amount has been met)
    Amount in Reserve Account as of Determination Date (excluding amount to be paid on next Payment Date)             3,383,578.34
    Total Ending Reserve Balance                                                                                      3,971,004.00


IV. COLLECTIONS ON RECEIVABLES

a)                                                                                                                      2000580.79
    Interest Payments Received                                                                                             1499903
    Scheduled Principal Payments Received                                                                               8290164.09
    Principal Prepayments Received                                                                                     11790647.88
    Total Interest and Principal Payments Received

b)                                                                                                                      383,081.50
    Gross Recovery Proceeds of Liquidated Receivables (including Rebates/Insurance)                                      191540.75
    minus  Reasonable Expenses                                                                                           191540.75
    Net Liquidation Proceeds                                                                                                     0
    Amount Allocable to Interest                                                                                         191540.75
    Amount Allocable to Principal

c)                                                                                                                            0.00
    Amount Allocable to Interest                                                                                                 0
    Amount Allocable to Principal
                                                                                                                       12086907.94

V.  CALCULATION OF SERVICING AND TRUSTEE FEES

                                                                                                                    274,656,397.61
    multiplied by Servicer Fee Rate                                                                                          0.75%
    divided by Months per Year                                                                                                   0
                                                                                                                        171,660.25




VI. POOL BALANCE AND PORTFOLIO PERFORMANCE

a)
    Initial Pool Balance                                                                                            529,467,226.64
    Pool Balance as of Preceding Accounting Date                                                                       274656397.6
    Pool Balance as of the Current Accounting Date                                                                  264,075,535.91
    Age of Pool in Months                                                                                                    22.00

a.2)
    Aggregate Note Balance as of Preceding Accounting Date                                                               274656398
    Aggregate Note Balance as of Current Accounting Date                                                            264,075,535.91

b)
           Current Month        Number of Loans      Principal Balance     Percentage
    30-59 Days Delinquent             61                1,565,379.90         0.593%
    60-89 Days Delinquent             16                 681,848.57          0.258%
    90-119 Days Delinquent            12                 379,894.78          0.144%
    120+ Days Delinquent               0                    0.00             0.000%
    Defaults for Current Period       15                 790,794.61          0.299%
    Cumulative Defaults               290              11,912,591.72         4.511%
    Cumulative Recoveries                               4,101,244.77         0.775%


    Current Month Realized Losses                                                                                       599,253.86
    Current Month Realized Losses as Percentage of Initial Pool Balance (Annualized)                                        0.113%
    Preceding Realized Losses                                                                                         1,136,936.43
    Preceding Month Realized Losses as Percentage of Initial Pool Balance (Annualized)                                      0.215%
    Second Preceding Realized Losses                                                                                    545,020.26
    Second Preceding Month Realized Losses as Percentage of Initial Pool Balance (Annualized)                               0.103%
    Cumulative Realized Losses                                                                                        7,811,346.95
    Cumulative Realized Losses as Percentage of Initial Pool Balance                                                        1.475%

VII.DISTRIBUTIONS OF THE TOTAL DISTRIBUTABLE AMOUNT

                                                                                                                        0.49875710
                                                                                                                        0.48659579

a)                                                                                                                      171,660.25
                                                                                                                              0.00

b)
    Class A-1                                                                                                                 0.00
    Class A-2                                                                                                                 0.00
    Class A-3                                                                                                           256,577.77
    Class A-4                                                                                                           448,875.00
    Class A-5                                                                                                           373,205.42
    Class B                                                                                                             106,255.75
    Class C                                                                                                              52,993.50
    Class D                                                                                                              85,352.08

                                                                                          Noteholders' Monthly
                                                                           Beginning     Principal Distributable      Ending
                                                                            Balance              Amount               Balance
    Class A-1                                                                       0.00                     0.00             0.00
    Class A-2                                                              26,499,730.56            13,586,777.85             0.00
    Class A-3                                                              90,000,000.00                     0.00    54,375,535.91
    Class A-4                                                              95,000,000.00                     0.00    95,000,000.00
    Class A-5                                                              72,350,000.00                     0.00    72,350,000.00
    Class B                                                                19,830,000.00                     0.00    19,830,000.00
    Class C                                                                 9,270,000.00                     0.00     9,270,000.00
    Class D                                                                13,250,000.00                     0.00    13,250,000.00


c)                                                                                                                            0.00



VIIIPOOL STATISTICS

                                                                                                                             9.18%
                                                                                                                               154


TOTAL DISTRIBUTION AMOUNT (Serv Fee+Note Int+Note Prin+Reserve Deposit)                                              12,086,907.94


TOTAL WIRE TO HSBC                                                                                                   12,086,907.94

Amount Due To Servicer                                                                                                        0.00
